Exhibit 99.2

CareFusion Corporation

LETTER OF TRANSMITTAL FOR THE

OFFER TO EXCHANGE

all outstanding unregistered 4.125% Senior Notes due 2012

($250,000,000 aggregate principal amount)

for

4.125% Senior Notes due 2012

that have been registered under the Securities Act of 1933

and

all outstanding unregistered 5.125% Senior Notes due 2014

($450,000,000 aggregate principal amount)

for

5.125% Senior Notes due 2014

that have been registered under the Securities Act of 1933

and

all outstanding unregistered 6.375% Senior Notes due 2019

($700,000,000 aggregate principal amount)

for

6.375% Senior Notes due 2019

that have been registered under the Securities Act of 1933

The exchange offer will expire at 5:00 p.m., New York City time, on                    , 2010 unless the exchange offer is extended by CareFusion Corporation in its sole discretion.

Tenders of unregistered notes may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date (as defined below).

Deliver To:

By Mail:

DB Services Tennessee, Inc.

Reorganization Unit

P.O. Box 305050

Nashville, TN 37230

By Overnight Mail or Courier:

DB Services Tennessee, Inc.

Trust and Securities Services

Reorganization Unit

648 Grassmere Park Road

Nashville, TN 37211

By Facsimile (for Eligible Institutions Only):

(615) 866-3889

For Information or Confirmation by Telephone:

(800) 735-7777

Delivery of this letter of transmittal to an address, or transmission via facsimile, other than to the exchange agent as set forth above, will not constitute a valid delivery. The method of delivery of all documents, including certificates, is at the risk of the holder. Instead of delivery by mail, we recommend that holders use an overnight or hand delivery service. If delivery is by mail, we recommend the use of registered mail with return receipt requested, properly insured. You should read the instructions accompanying this letter of transmittal carefully before you complete this letter of transmittal.

The undersigned acknowledges that he or she has received the prospectus dated                     , 2010 of CareFusion Corporation and this letter of transmittal and the instructions hereto, which together constitute CareFusion Corporation’s offer to exchange:

•	$250,000,000 aggregate principal amount of unregistered 4.125% senior notes due 2012 for 4.125% senior notes due 2012, which have been registered under the Securities Act of 1933, as amended;

•	$450,000,000 aggregate principal amount of unregistered 5.125% senior notes due 2014 for 5.125% senior notes due 2014, which have been registered under the Securities Act of 1933, as amended; and

•	$700,000,000 aggregate principal amount of unregistered 6.375% senior notes due 2019 for 6.375% senior notes due 2019, which have been registered under the Securities Act of 1933, as amended.

The term “Expiration Date” shall mean 5:00 p.m., New York City time, on                     , 2010, unless CareFusion Corporation, in its sole discretion, extends the exchange offer, in which case the term shall mean the latest date and time to which the exchange offer is extended. Whenever we refer to the unregistered 4.125% senior notes due 2012, the unregistered 5.125% senior notes due 2014 and the unregistered 6.375% senior notes due 2019, we will refer to them as the “unregistered notes.” Whenever we refer to the 4.125% senior notes due 2012, 5.125% senior notes due 2014 and the 6.375% senior notes due 2019, the offer of which has been registered under the Securities Act, we will refer to them as the “exchange notes.” All other terms used but not defined herein have the meaning given to them in the prospectus.

This letter of transmittal is to be used if certificates representing unregistered notes are to be physically delivered to the exchange agent by Holders (as defined below). Delivery of this letter of transmittal and any other required documents must be made to the exchange agent. Delivery of documents to The Depository Trust Company (“DTC”) does not constitute delivery to the exchange agent.

The term “Holder” as used herein means any person in whose name unregistered notes are registered on the books of CareFusion Corporation or any other person who has obtained a properly completed bond power from the registered holder.

Any Holder of unregistered notes who wishes to tender such unregistered notes must, prior to the Expiration Date, either: (1) complete, sign and deliver this letter of transmittal, or a facsimile thereof, to the exchange agent in person or to the address or facsimile number set forth above and tender (and not withdraw) such unregistered notes, or (2) if a tender of unregistered notes is to be made by book-entry transfer to the account maintained by the exchange agent at DTC, confirm such book-entry transfer, including the delivery of an agent’s message (a “Book-Entry Confirmation”), in each case in accordance with the procedures for tendering described under the caption “Instructions” in this letter of transmittal.

Upon the terms and subject to the conditions of the exchange offer, the acceptance for exchange of the unregistered notes validly tendered and not withdrawn and the issuance of the exchange notes will be made promptly following the Expiration Date. For the purposes of the exchange offer, CareFusion Corporation shall be deemed to have accepted for exchange validly tendered unregistered notes when, as and if CareFusion Corporation has given written notice thereof to the exchange agent.

The undersigned has completed, executed and delivered this letter of transmittal to indicate the action the undersigned desires to take with respect to the exchange offer.

PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL AND THE PROSPECTUS CAREFULLY BEFORE CHECKING ANY BOX BELOW. YOUR BANK OR BROKER CAN ASSIST YOU IN COMPLETING THIS FORM. THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE EXCHANGE AGENT.

Please list below the unregistered notes to which this letter of transmittal relates. If the space provided below is inadequate, the certificate numbers and principal amounts should be listed on a separate signed schedule, attached hereto. All tenders must be in minimum denominations of $2,000 and larger integral multiples of $1,000.

DESCRIPTION OF UNREGISTERED 4.125% SENIOR NOTES DUE 2012
Name(s) and Address(es) of Holder(s) (Please fill in, if Blank)	Type of Security Tendered	Certificate Number(s) (Attach Signed List, if Necessary)	Aggregate Principal Amount Tendered

Total principal amount of unregistered notes tendered:

☐	CHECK HERE IF TENDERED UNREGISTERED 4.125% SENIOR NOTES DUE 2012 ARE BEING DELIVERED BY DTC TO THE EXCHANGE AGENT’S ACCOUNT AT DTC AND COMPLETE THE FOLLOWING:

Name of tendering institution:

DTC book-entry account:

Transaction code no.:

DESCRIPTION OF UNREGISTERED 5.125% SENIOR NOTES DUE 2014
Name(s) and Address(es) of Holder(s) (Please fill in, if Blank)	Type of Security Tendered	Certificate Number(s) (Attach Signed List, if Necessary)	Aggregate Principal Amount Tendered

Total principal amount of unregistered notes tendered:

☐	CHECK HERE IF TENDERED UNREGISTERED 5.125% SENIOR NOTES DUE 2014 ARE BEING DELIVERED BY DTC TO THE EXCHANGE AGENT’S ACCOUNT AT DTC AND COMPLETE THE FOLLOWING:

Name of tendering institution:

DTC book-entry account:

Transaction code no.:

DESCRIPTION OF UNREGISTERED 6.375% SENIOR NOTES DUE 2019
Name(s) and Address(es) of Holder(s) (Please fill in, if Blank)	Type of Security Tendered	Certificate Number(s) (Attach Signed List, if Necessary)	Aggregate Principal Amount Tendered

Total principal amount of unregistered notes tendered:

☐	CHECK HERE IF TENDERED UNREGISTERED 6.375% SENIOR NOTES DUE 2019 ARE BEING DELIVERED BY DTC TO THE EXCHANGE AGENT’S ACCOUNT AT DTC AND COMPLETE THE FOLLOWING:

Name of tendering institution:

DTC book-entry account:

Transaction code no.:

Ladies and Gentlemen:

Subject to the terms and conditions of the exchange offer, the undersigned hereby tenders to CareFusion Corporation the principal amount of unregistered notes indicated above. Subject to and effective upon the acceptance for exchange of the principal amount of unregistered notes tendered hereby in accordance with this letter of transmittal and the accompanying instructions, the undersigned sells, assigns and transfers to, or upon the order of, CareFusion Corporation all right, title and interest in and to the unregistered notes tendered hereby. The undersigned hereby irrevocably constitutes and appoints the exchange agent its agent and attorney-in-fact (with full knowledge that the exchange agent also acts as agent of CareFusion Corporation and as trustee under the indenture for the unregistered notes and the exchange notes) with respect to the tendered unregistered notes with full power of substitution to (1) deliver certificates for such unregistered notes to CareFusion Corporation, or transfer ownership of such unregistered notes on the account books maintained by DTC, together with all accompanying evidences of transfer and authenticity to, or upon the order of, CareFusion Corporation and (2) present such unregistered notes for transfer on the books of CareFusion Corporation and receive all benefits and otherwise exercise all rights of beneficial ownership of such unregistered notes, all in accordance with the terms of the exchange offer. The power of attorney granted in this paragraph shall be deemed irrevocable and coupled with an interest.

The undersigned hereby represents and warrants that he or she has full power and authority to tender, exchange, sell, assign and transfer the unregistered notes tendered hereby and to acquire the exchange notes issuable upon the exchange of the unregistered notes, and that CareFusion Corporation will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim, when the same are acquired by CareFusion Corporation. The undersigned also acknowledges that this exchange offer is being made in reliance upon an interpretation by the staff of the Securities and Exchange Commission that the exchange notes issued in exchange for the unregistered notes pursuant to the exchange offer may be offered for sale, resold and otherwise transferred by holders thereof (other than a broker-dealer who purchased such unregistered notes directly from CareFusion Corporation for resale pursuant to Rule 144A or any other available exemption under the Securities Act or a holder that is an “affiliate” of CareFusion Corporation as defined in Rule 405 under the Securities Act) without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such exchange notes are acquired by a non-affiliate of CareFusion Corporation in the ordinary course of such holder’s business and such holders have no arrangement or understanding with any person to participate in the distribution of such exchange notes.

The undersigned Holder represents and warrants that

(a) the exchange notes acquired pursuant to the exchange offer are being acquired in the ordinary course of business of the person receiving the exchange notes, whether or not the person is the Holder,

(b) neither the undersigned Holder nor any other recipient of the exchange notes (if different than the Holder) is engaged in, intends to engage in, or has any arrangement or understanding with any person to participate in, the distribution of the unregistered notes or exchange notes,

(c) neither the undersigned Holder nor any other recipient is an “affiliate” of CareFusion Corporation as defined in Rule 405 promulgated under the Securities Act or, if the Holder or such recipient is an affiliate, that the Holder or such recipient will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable,

(d) if the undersigned is a broker-dealer, it has not entered into any arrangement or understanding with CareFusion Corporation or any “affiliate” of CareFusion Corporation as defined in Rule 405 promulgated under the Securities Act to distribute the exchange notes,

(e) if the undersigned is a broker-dealer, the undersigned further represents and warrants that, if it will receive exchange notes for its own account in exchange for unregistered notes that were acquired as a result of market-making activities or other trading activities, the undersigned will deliver a prospectus meeting the requirements of the Securities Act (for which purposes, the delivery of the prospectus, as the same may be hereafter supplemented or amended, shall be sufficient) in connection with any resale of exchange notes received in the exchange offer, and

(f) the undersigned Holder is not acting on behalf of any person or entity that could not truthfully make these representations.

Any broker-dealer acknowledging that it will deliver, and by delivering, a prospectus meeting the requirements of the Securities Act in connection with any resale of exchange notes, will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act.

The undersigned will, upon request, execute and deliver any additional documents deemed by the exchange agent or CareFusion Corporation to be necessary or desirable to complete the exchange, assignment and transfer of the unregistered notes tendered hereby or transfer of ownership of such unregistered notes on the account books maintained by a book-entry transfer facility.

The undersigned understands and agrees that CareFusion Corporation reserves the right not to accept tendered unregistered notes from any tendering Holder if CareFusion Corporation determines, in its sole and absolute discretion, that its ability to proceed with the exchange offer would be impaired by a pending or threatened action or proceeding with respect to the exchange offer or that such acceptance could result in a violation of applicable securities laws.

For purposes of the exchange offer, CareFusion Corporation shall be deemed to have accepted validly tendered unregistered notes when, as and if CareFusion Corporation has given oral or written notice thereof to the exchange agent. If any tendered unregistered notes are not accepted for exchange pursuant to the exchange offer for any reason, such unaccepted or non-exchanged unregistered notes will be returned to the address shown below or to a different address as may be indicated herein under “Special Delivery Instructions,” without expense to the tendering Holder thereof, (or, in the case of tender by book-entry transfer into the exchange agent’s account at the book-entry transfer facility pursuant to the book-entry transfer procedures described in the prospectus under the caption “The Exchange Offer — Book-Entry Transfer,” such non-exchanged notes will be credited to an account maintained with such book-entry transfer facility) as promptly as practicable after the expiration or termination of the exchange offer.

The undersigned understands and acknowledges that CareFusion Corporation reserves the right in its sole discretion to purchase or make offers for any unregistered notes that remain outstanding subsequent to the Expiration Date or, as set forth in the prospectus under the caption “The Exchange Offer — Expiration Date; Extensions; Amendment; Termination,” to terminate the exchange offer and, to the extent permitted by applicable law, purchase unregistered notes in the open market, in privately negotiated transactions or otherwise. The terms of any such purchases or offers could differ from the terms of the exchange offer.

The undersigned understands that tenders of unregistered notes pursuant to the procedures described under the caption “The Exchange Offer — Procedures for Tendering” in the prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and CareFusion Corporation upon the terms and subject to the conditions of the exchange offer. The undersigned also agrees that acceptance of any tendered unregistered notes by CareFusion Corporation and the issuance of exchange notes in exchange therefor shall constitute performance in full by CareFusion Corporation of its obligations under the exchange offer and Registration Rights Agreement and that, upon the issuance of the exchange notes, CareFusion Corporation will have no further obligations or liabilities thereunder (except in certain limited circumstances).

All authority conferred or agreed to be conferred by this letter of transmittal shall survive the death, incapacity or dissolution of the undersigned and every obligation under this letter of transmittal shall be binding upon the undersigned’s heirs, personal representatives, successors and assigns. This tender may be withdrawn only in accordance with the procedures set forth in the prospectus and in this letter of transmittal.

By acceptance of the exchange offer, each broker-dealer that receives exchange notes pursuant to the exchange offer hereby acknowledges and agrees that, upon the receipt of notice by CareFusion Corporation of the happening of any event that makes any statement in the prospectus untrue in any material respect or that requires the making of any changes in the prospectus in order to make the statements therein not misleading (which notice CareFusion Corporation agrees to deliver promptly to such broker-dealer), such broker-dealer will suspend use of the prospectus until CareFusion Corporation has amended or supplemented the prospectus to correct such misstatement or omission and has furnished copies of the amended or supplemented prospectus to such broker-dealer.

The undersigned understands and agrees that unless he or she otherwise indicates under “Special Registration Instructions,” the certificates representing the exchange notes issued in exchange for the unregistered notes will be issued and any unregistered notes not tendered or not exchanged will be returned in the name(s) of the undersigned (or in either such event in the case of unregistered notes tendered by DTC, by credit to the respective account at DTC). Similarly, unless otherwise indicated under “Special Delivery Instructions,” the certificates representing the exchange notes issued in exchange for the unregistered notes will be sent and any unregistered notes not tendered or not exchanged (and accompanying documents, as appropriate) will be returned to the undersigned at the address shown below the undersigned’s signatures, unless, in either event, tender is being made through DTC. In the event that both “Special Registration Instructions” and “Special Delivery Instructions” are completed, the certificates representing the exchange notes issued in exchange for the unregistered notes will be issued and any unregistered notes not tendered or not exchanged will be returned in the name(s) of, and said certificates will be sent to, the person(s) so indicated. The undersigned recognizes that CareFusion Corporation has no obligations pursuant to the “Special Registration Instructions” and “Special Delivery Instructions” to transfer any unregistered notes from the name of the registered holder(s) thereof if CareFusion Corporation does not accept for exchange any of the unregistered notes so tendered.

PLEASE SIGN HERE

This letter of transmittal must be signed by the registered Holder(s) of unregistered notes exactly as its (their) name(s) appear(s) on certificate(s) of unregistered notes or, if tendered by a participant in DTC, exactly as such participant’s name appears on its security position listing it as the owner of unregistered notes, or by the person(s) authorized to become the registered Holder(s) by endorsements and documents transmitted with this letter of transmittal. If the unregistered notes to which this letter of transmittal relates are held of record by two or more joint Holders, then all such Holders must sign this letter of transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, then such person must set forth his or her full title below under “Capacity(ies)” and submit evidence satisfactory to CareFusion Corporation of such person’s authority to so act. (See Instruction 6.) If the signature appearing below is not that of the registered Holder(s) of the unregistered notes, then the registered Holder(s) must sign a valid proxy.

Date:

Date:

Signature(s) of Holder(s) or
Authorized Signatory

Name(s):	Address:

(Please Print)

Capacity(ies):	(Including Zip Code)

Area code and telephone no.:

Employer Identification or Social Security Number(s):

SIGNATURE GUARANTEE

(SEE INSTRUCTION 1 HEREIN)

(Name of Eligible Institution Guaranteeing Signatures)

(Address (Including Zip Code) and Telephone Number (Including Area Code) of Eligible Institution)

(Authorized Signatures)

(Printed Names)

(Titles)

Date:

SPECIAL REGISTRATION

INSTRUCTIONS

(See Instruction 7 herein)

To be completed ONLY if certificates for unregistered notes in a principal amount not tendered or not accepted for exchange are to be issued in the name of, or the exchange notes issued pursuant to the exchange offer are to be issued to the order of, someone other than the person or persons whose signature(s) appear(s) within this letter of transmittal or issued to an address different from that shown in the box(es) entitled “Description of Unregistered 4.125% Senior Notes Due 2012,” “Description of Unregistered 5.125% Senior Notes Due 2014” or “Description of Unregistered 6.375% Senior Notes Due 2019,” as appropriate, within this letter of transmittal, or if exchange notes tendered by book-entry transfer that are not accepted for purchase are to be credited to an account maintained at DTC other than the account indicated above.

Name:

(Please Print)

Address:

(Please Print)

(Zip Code)

Employer Identification or Social Security Number

(See Substitute Form W-9 below)

SPECIAL DELIVERY

INSTRUCTIONS

(See Instruction 7 herein)

To be completed ONLY if certificates for unregistered notes in a principal amount not tendered or not accepted for exchange are to be sent to, or the exchange notes issued pursuant to the exchange offer are to be sent to someone other than, the person or persons whose signature(s) appear(s) within this letter of transmittal, or to an address different from that shown in the box(es) entitled “Description of Unregistered 4.125% Senior Notes Due 2012,” “Description of Unregistered 5.125% Senior Notes Due 2014” or “Description of Unregistered 6.375% Senior Notes Due 2019,” as appropriate, within this letter of transmittal, or to be credited to an account maintained at DTC, other than the account indicated above.

Name:

(Please Print)

Address:

(Please Print)

(Zip Code)

Employer Identification or Social Security Number

(See Substitute Form W-9 below)

INSTRUCTIONS

Forming part of the terms and conditions

of the exchange offer

1. Guarantee of Signatures. Signatures on this letter of transmittal (or copy hereof) or a notice of withdrawal, as the case may be, must be guaranteed by a member firm of a registered national securities exchange or of the Financial Industry Regulatory Authority, Inc., a commercial bank or trust company having an office or correspondent in the United States or an “eligible guarantor institution” within the meaning of Rule 17Ad-15 under the Exchange Act (an “Eligible Institution”) unless the unregistered notes tendered pursuant thereto are tendered (1) by a registered Holder (including any participant in DTC whose name appears on a security position listing as the owner of unregistered notes) who has not completed the box set forth herein entitled “Special Registration Instructions” or “Special Delivery Instructions” of this letter of transmittal or (2) for the account of an Eligible Institution.

2. Delivery of this Letter of Transmittal and Unregistered Notes. Certificates for the physically tendered unregistered notes (or a confirmation of a book-entry transfer to the exchange agent at DTC of all unregistered notes tendered electronically), as well as, in the case of physical delivery of unregistered notes, a properly completed and duly executed copy of this letter of transmittal or facsimile hereof and any other documents required by this letter of transmittal must be received by the exchange agent at its address set forth herein prior to 5:00 p.m., New York City time, on the Expiration Date. The method of delivery of the tendered unregistered notes, this letter of transmittal and all other required documents, or book-entry transfer and transmission of an Agent’s Message by a DTC participant, to the exchange agent are at the election and risk of the Holder and, except as otherwise provided below, the delivery will be deemed made only when actually received by the exchange agent. Instead of delivery by mail, it is recommended that the Holder use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure timely delivery. No letter of transmittal or unregistered notes should be sent to CareFusion Corporation or DTC.

The exchange agent will make a request to establish an account with respect to the unregistered notes at DTC for purposes of the exchange offer promptly after receipt of the prospectus, and any financial institution that is a participant in DTC may make book-entry delivery of unregistered notes by causing DTC to transfer such unregistered notes into the exchange agent’s account at DTC in accordance with the relevant entity’s procedures for transfer. However, although delivery of unregistered notes may be effected through book-entry transfer at DTC, an Agent’s Message (as defined in the next paragraph) in connection with a book-entry transfer and any other required documents must, in any case, be transmitted to and received by the exchange agent at the address specified on the cover page of the letter of transmittal on or prior to the Expiration Date.

A Holder may tender unregistered notes that are held through DTC by transmitting its acceptance through DTC’s Automatic Tender Offer Program, for which the transaction will be eligible, and DTC will then edit and verify the acceptance and send an Agent’s Message to the exchange agent for its acceptance. The term “Agent’s Message” means a message transmitted by DTC to, and received by, the exchange agent and forming part of the Book-Entry Confirmation, which states that DTC has received an express acknowledgment from each participant in DTC tendering the unregistered notes and that such participant has received the letter of transmittal and agrees to be bound by the terms of the letter of transmittal and CareFusion Corporation may enforce such agreement against such participant. Delivery of an Agent’s Message will also constitute an acknowledgment from the tendering DTC participant that the representations and warranties set forth on page 5 of this letter of transmittal are true and correct.

All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered unregistered notes or this letter of transmittal will be determined by CareFusion Corporation in its sole discretion, which determination will be final and binding. All tendering Holders, by execution of this letter of transmittal (or copy hereof), shall waive any right to receive notice of the acceptance of the unregistered notes for exchange. CareFusion Corporation reserves the absolute right to reject any and all unregistered notes or letter of transmittal not properly tendered, or any tenders CareFusion Corporation’s acceptance of which would, in the opinion of counsel for CareFusion Corporation, be unlawful. CareFusion Corporation also reserves the absolute right to waive any defects, irregularities or conditions of tender as to particular unregistered notes. CareFusion Corporation’s interpretation of the terms and conditions of the exchange offer (including the instructions in this letter of transmittal) will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of unregistered notes must be cured within such time as CareFusion Corporation shall determine. Although CareFusion Corporation intends to notify Holders of defects or irregularities with respect to tenders of unregistered notes, none of CareFusion Corporation, the exchange agent or any other person shall be under any duty to give notification of defects or irregularities with respect to tenders of unregistered notes, nor shall any of them incur any liability for failure to give such notification. Tenders of unregistered notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any unregistered notes received by the exchange agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the exchange agent to the tendering Holders of unregistered notes, unless otherwise provided in this letter of transmittal, as soon as practicable following the Expiration Date.

3. Inadequate Space. If the space provided is inadequate, the certificate number(s) of the unregistered notes should be listed on a separate signed schedule attached hereto.

4. Tender by Holder. Except in limited circumstances, only a registered Holder of unregistered notes or a DTC participant listed on a securities position listing furnished by DTC with respect to the unregistered notes may tender its unregistered notes in the exchange offer. Any beneficial owner of unregistered notes who is not the registered Holder and is not a DTC participant and who wishes to tender should arrange with such registered holder to execute and deliver this letter of transmittal on such beneficial owner’s behalf or must, prior to completing and executing this letter of transmittal and delivering such unregistered notes, either make appropriate arrangements to register ownership of the unregistered notes in such beneficial owner’s name or obtain a properly completed bond power from the registered holder or properly endorsed certificates representing such unregistered notes.

5. Partial Tenders; Withdrawals. Tenders of unregistered notes will be accepted only in minimum denominations of $2,000 and larger integral multiples of $1,000. If less than the entire principal amount of any unregistered notes is tendered, the tendering Holder should fill in the principal amount tendered in the fourth column of the box(es) entitled “Description of Unregistered 4.125% Senior Notes Due 2012,” “Description of Unregistered 5.125% Senior Notes Due 2014” or “Description of Unregistered 6.375% Senior Notes Due 2019,” as appropriate. The entire principal amount of unregistered notes delivered to the exchange agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all unregistered notes is not tendered, unregistered notes for the principal amount of unregistered notes not tendered and a certificate or certificates representing exchange notes issued in exchange of any unregistered notes accepted will be sent to the Holder at his or her registered address, unless a different address is provided in the appropriate box on this letter of transmittal, promptly after the unregistered notes are accepted for exchange.

Except as otherwise provided herein, tenders of unregistered notes may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date. To withdraw a tender of unregistered notes in the exchange offer, a written or facsimile transmission notice of withdrawal must be received by the exchange agent at its address set forth herein prior to the Expiration Date. Any such notice of withdrawal must (1) specify the name of the person having deposited the unregistered notes to be withdrawn (the “Depositor”), (2) identify the unregistered notes to be withdrawn (including the certificate number(s) and principal amount of such unregistered notes, or, in the case of unregistered notes transferred by book-entry transfer, the name and number of the account at DTC to be credited), (3) be signed by the Depositor in the same manner as the original signature on the letter of transmittal by which such unregistered notes were tendered (including any required signature guarantees) or be accompanied by documents of transfer sufficient to have the registrar with respect to the unregistered notes register the transfer of such unregistered notes into the name of the person withdrawing the tender and (4) specify the name in which any such unregistered notes are to be registered, if different from that of the Depositor. All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by CareFusion Corporation, whose determination shall be final and binding on all parties. Any unregistered notes so withdrawn will be deemed not to have been validly tendered for purposes of the exchange offer and no exchange notes will be issued with respect thereto unless the unregistered notes so withdrawn are validly re-tendered. Any unregistered notes which have been tendered but which are not accepted for exchange by CareFusion Corporation will be returned to the Holder thereof without cost to such Holder as soon as practicable after withdrawal, rejection of tender or termination of the exchange offer. Properly withdrawn unregistered notes may be re-tendered by following one of the procedures described in the prospectus under the caption “The Exchange Offer — Procedures for Tendering” at any time prior to the Expiration Date.

6. Signatures on the Letter of Transmittal; Bond Powers and Endorsements. If this letter of transmittal (or a copy hereof) is signed by the registered Holder(s) of the unregistered notes tendered hereby, the signature must correspond with the name(s) as written on the face of the unregistered notes without alteration or any change whatsoever.

If any of the unregistered notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this letter of transmittal.

If a number of unregistered notes registered in different names are tendered, it will be necessary to complete, sign and submit as many copies of this letter of transmittal as there are different registrations of unregistered notes.

If this letter of transmittal (or a copy hereof) is signed by the registered Holder(s) (which term, for the purposes described herein, shall include a book-entry transfer facility whose name appears on the security listing as the owner of the unregistered notes) of notes tendered and the certificate(s) for exchange notes issued in exchange therefor is to be issued (or any untendered principal amount of unregistered notes is to be reissued) to the registered Holder, such Holder need not and should not endorse any tendered note, nor provide a separate bond power.

If this letter of transmittal (or a copy hereof) is signed by a person other than the registered Holder(s) of notes listed therein, such notes must be endorsed or accompanied by properly completed bond powers which authorize such person to tender the notes on behalf of the registered Holder, in either case signed as the name of the registered Holder(s) appears on the unregistered notes, and with the signatures on the endorsement or bond power guaranteed by an Eligible Institution.

If this letter of transmittal (or a copy hereof) or any unregistered notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, or officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by CareFusion Corporation, evidence satisfactory to CareFusion Corporation of the authority to so act must be submitted with this letter of transmittal.

Endorsements on unregistered notes or signatures on bond powers required by this Instruction 6 must be guaranteed by an Eligible Institution.

7. Special Registration and Delivery Instructions. Tendering Holders should indicate, in the applicable spaces, the name and address to which exchange notes, or unregistered notes for principal amounts not tendered or not accepted for exchange, are to be issued or sent, if different from the name and address of the person signing this letter of transmittal (or in the case of tender of the unregistered notes through DTC, if different from the account maintained at DTC indicated above). In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated.

8. Transfer Taxes. CareFusion Corporation will pay all transfer taxes, if any, applicable to the exchange of unregistered notes pursuant to the exchange offer. If, however, certificates representing exchange notes or unregistered notes for principal amounts not tendered or accepted for exchange are to be delivered to, or are to be registered or issued in the name of, any person other than the registered Holder of the notes tendered hereby, or if tendered notes are registered in the name of any person other than the person signing this letter of transmittal, or if a transfer tax is imposed for any reason other than the exchange of unregistered notes pursuant to the exchange offer, then the amount of any such transfer taxes (whether imposed on the registered Holder or any other person) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this letter of transmittal, the amount of such transfer taxes will be billed directly to such tendering Holder.

9. Waiver of Conditions. CareFusion Corporation reserves the right, in its sole discretion, to amend, waive or modify specified conditions in the exchange offer in the case of any unregistered notes tendered.

10. Mutilated, Lost, Stolen or Destroyed Unregistered Notes. Any tendering Holder whose unregistered notes have been mutilated, lost, stolen or destroyed should contact the exchange agent at the address indicated herein for further instruction.

11. Requests for Assistance or Additional Copies. Questions and requests for assistance and requests for additional copies of the prospectus or this letter of transmittal may be directed to the exchange agent at the address specified in the prospectus. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the exchange offer.

IMPORTANT TAX INFORMATION

A tendering Holder of the unregistered notes is required to give the exchange agent such Holder’s social security number or employer identification number (“TIN”) or establish a basis for exemption from backup withholding. If the unregistered notes are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report.

Certain tendering Holders (including, among others, all corporations and certain non-U.S. individuals) are not subject to these backup withholding and reporting requirements. Exempt Holders should indicate their exempt status on Substitute Form W-9. Non-U.S. individuals may qualify as an exempt recipient by submitting to the exchange agent a properly completed Internal Revenue Service Form W-8BEN, signed under penalties of perjury, attesting to that Holder’s exempt status. A Form W-8BEN can be obtained from the exchange agent. See the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional instructions.

A Holder shall write “applied for” in the box in Part I of the form if the tendering Holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If “applied for” is written in the box in Part I and the exchange agent is not provided with a TIN within 60 days thereafter, the exchange agent will withhold 28% on all payments under the senior notes until a TIN is provided to the exchange agent.

TO BE COMPLETED BY ALL TENDERING HOLDERS

PAYOR’S NAME: CAREFUSION CORPORATION
Payee’s Name:
Payee’s Business Name (if different from above):
Payee’s Address:

Mark Appropriate Box:	[ ] Limited Liability Company Enter appropriate tax classification disregarded entity corporation partnership	[ ] Individual/Sole Proprietor	[ ] Corporation	[ ] Partnership	[ ] Other

SUBSTITUTE Form W-9 Department of the Treasury Internal Revenue Service Payor’s Request for Taxpayer Identification Number (“TIN”) and Certification	Part I — PLEASE PROVIDE YOUR TIN IN THE BOX AT THE RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.	TIN: Social Security Number or Employer Identification Number
Part II — For Payees exempt from backup withholding, write “Exempt” here and sign and date below (see the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 and complete as instructed therein)

Part III — Certification — Under penalties of perjury, I certify that:

(1)    The number shown on this form is my correct TIN (or I am waiting for a number to be issued to me); and

(2)    I am not subject to backup withholding because: (a) I am exempt from backup withholding or (b) I have not been notified by the Internal Revenue Service (“IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends or (c) the IRS has notified me that I am no longer subject to backup withholding; and

(3)    I am a U.S. person (including a U.S. resident alien).

Certification Instructions — You must cross out item (2) of Part III above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding, you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2). (Also see the instructions in the enclosed Guidelines.)

SIGNATURE:                                                  DATE:

NOTE:	FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 28 PERCENT OF ANY PAYMENTS MADE TO YOU UNDER THE NOTES AND A U.S.$50 PENALTY IMPOSED BY THE IRS. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number to the exchange agent by the time of payment, the applicable amount of all reportable payments made to me will be withheld and such retained amounts shall be remitted to the IRS as backup withholding.

Signature	Date

Name (Please Print)

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYOR. Social security numbers have nine digits separated by two hyphens; i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen; i.e., 00-0000000. The table below will help determine the number to give the payor.

For this type of account:	Give the NAME and SOCIAL SECURITY number of:

1. Individual	The individual

2. Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account(1)

3. Custodial account of a minor (Uniform Gift to Minors Act)	The minor(2)

4. a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee(1)

b. So-called trust account that is not a legal or valid trust under state law	The actual owner(1)

5. Sole proprietorship or disregarded entity owned by an individual	The owner(3)

For this type of account:	Give the NAME and EMPLOYER IDENTIFICATION number of:

6. Disregarded entity not owned by an individual	The owner(4)

7. A valid trust, estate, or pension trust	The legal entity(5)

8. Corporation (or LLC electing corporate status on Form 8832)	The corporation

9. Association, club, religious, charitable, educational or other tax-exempt organization	The organization

10.Partnership or multi-member LLC	The partnership

11.A broker or registered nominee	The broker or nominee

12. Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person’s number must be furnished.
(2)	Circle the minor’s name and furnish the minor’s social security number.
(3)	You must show your individual name, but you may also enter your business name or “doing business as” name. Use either the individual’s social security number or the business’ employer identification number (if it has one).
(4)	You must show the owner’s name on the “Payee’s Name” line and use the owner’s taxpayer identification number. You must show the disregarded entity’s name on the “Payee’s Business Name” line. Do not enter the disregarded entity’s taxpayer identification number.
(5)	List first and circle the name of the legal trust, estate or pension trust. (Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

NOTE:	If no name is circled when there is more than one name listed, the number will be considered to be that of the first name listed.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

Obtaining a Number

If you do not have a taxpayer identification number or you do not know your number, obtain Form SS-5, Application for a Social Security Card (for resident individuals), Form SS-4, Application for Employer Identification Number (for businesses and all other entities), or Form W-7, Application for IRS Individual Taxpayer Identification Number (for alien individuals required to file U.S. tax returns) at the local office of the Social Security Administration or the IRS and apply for a number.

To complete Substitute Form W-9 if you do not have a taxpayer identification number, write “Applied For” in the space for the taxpayer identification number, sign and date the form, and give it to the requester.

Payees Exempt from Backup Withholding

Payees generally exempted from backup withholding include the following:

•	A corporation.

•	A financial institution.

•

An organization exempt from tax under section 501(a) of the Internal Revenue Code of 1986, as amended (the “Code”), or an individual retirement plan, or a custodial account under section 403(b)(7) of the Code if the account satisfies the requirements of section 401(f)(2) of the Code.

•	The United States or any agency or instrumentality thereof.

•	A state, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.

•	A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.

•	An international organization or any agency or instrumentality thereof.

•	A dealer in securities or commodities registered in the United States or a possession of the United States.

•	A real estate investment trust.

•	A common trust fund operated by a bank under section 584(a) of the Code.

•	An exempt charitable remainder trust, or a non-exempt trust described in section 4947 of the Code.

•	An entity registered at all times under the Investment Company Act of 1940.

•	A foreign central bank of issue.

•	A middleman known in the investment community as a nominee or custodian or listed in the most recent publication of the American Society of Corporate Secretaries, Inc., Nominee List.

Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

•	Payments to nonresident aliens subject to withholding under section 1441 of the Code.

•	Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident alien partner.

•	Payments of patronage dividends where the amount received is not paid in money.

•	Payments made by certain foreign organizations.

•	Section 404(k) of the Code distributions made by an ESOP.

Payments of interest not generally subject to backup withholding include the following:

•

Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payor’s trade or business and you have not provided your correct taxpayer identification number to the payor.

•	Payments of tax-exempt interest (including exempt interest dividends under section 852 of the Code).

•	Payments described in section 6049(b)(5) of the Code to nonresident aliens.

•	Payments on tax-free covenant bonds under section 1451 of the Code.

•	Payments made by certain foreign organizations.

Exempt payees described above should file Substitute Form W-9 as follows to avoid possible erroneous backup withholding:

FILE SUBSTITUTE FORM W-9 WITH THE PAYOR BY FURNISHING YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE “EXEMPT” ON THE FACE OF THE FORM (IN PART II OF THE FORM), SIGN AND DATE THE FORM AND RETURN TO THE PAYOR.

Certain payments other than interest, dividends, and patronage dividends that are not subject to information reporting are also not subject to backup withholding. For details, see sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A and 6050N of the Code, and the regulations under such sections.

Privacy Act Notice. — Section 6109 of the Code requires you to give your correct taxpayer identification number to Payors who must report the payments to the IRS. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation, and to cities, states, and the District of Columbia to carry out their tax laws. Payors must be given the numbers whether or not you are required to file tax returns. Payors must generally withhold 28% of taxable interest, dividends, and certain other payments to a payee who does not furnish a taxpayer identification number to a payor. Certain penalties may also apply.

Penalties

(1) Penalty for Failure to Furnish Taxpayer Identification Number. — If you fail to furnish your taxpayer identification number to a payor, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) Civil Penalty for False Information With Respect to Withholding. — If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) Criminal Penalty for Falsifying Information — Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR ADVISOR OR THE INTERNAL REVENUE SERVICE.

(DO NOT WRITE IN SPACE BELOW)

Certificate Surrendered	Unregistered Notes Tendered	Unregistered Notes Accepted

Delivery Prepared by	Checked by	Date